Supplemental Financial & Operating Data Third Quarter Ended September 30, 2024 Exhibit 99.2

2Q3 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. All statements other than statements of historical fact are forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors which are, in some cases, beyond the Company’s control and could materially affect actual results, performance, or achievements. Among those risks, uncertainties and other factors are: the impact of changes in general economic conditions and market developments, including inflation, interest rates, supply chain disruptions, consumer confidence levels, changes in consumer spending, unemployment levels and depressed real estate prices resulting from the severity and duration of any downturn in the U.S. or global economy; the impact of the changing interest rate environment on us, including our ability to successfully pursue investments in, and acquisitions of, additional properties and to obtain debt financing for such investments at attractive interest rates, or at all; risks associated with our completed transactions, including our ability or failure to realize the anticipated benefits thereof; our dependence on our tenants at our properties and their affiliates that serve as guarantors of the lease payments and the negative consequences any material adverse effect on their respective businesses could have on us; the possibility that any future transactions may not be consummated on the terms or timeframes contemplated, or at all, including our ability to obtain the financing necessary to complete any acquisitions on the terms we expect in a timely manner, or at all, the ability of the parties to satisfy the conditions set forth in the definitive transaction documents, including the receipt of, or delays in obtaining, governmental and regulatory approvals and consents required to consummate such transactions, or other delays or impediments to completing the transactions; the anticipated benefits of certain arrangements with certain tenants relating to our funding of “same store” capital improvements in exchange for increased rent pursuant to the terms of our agreements with such tenants, which we refer to as the Partner Property Growth Fund; our decision and ability to exercise our purchase rights under our put-call agreements, call agreements, right of first refusal agreements and right of first offer agreements; our borrowers’ ability to repay their outstanding loan obligations to us; our dependence on the gaming industry; our ability to pursue our business and growth strategies may be limited by the requirement that we distribute 90% of our REIT taxable income in order to qualify for taxation as a REIT and that we distribute 100% of our REIT taxable income in order to avoid current entity-level U.S. federal income taxes; the impact of extensive regulation from gaming and other regulatory authorities; the ability of our tenants to obtain and maintain regulatory approvals in connection with the operation of our properties, or the imposition of conditions to such regulatory approvals; the possibility that our tenants may choose not to renew their respective lease agreements following the initial or subsequent terms of the leases; restrictions on our ability to sell our properties subject to the lease agreements; our tenants and any guarantors’ historical results may not be a reliable indicator of their future results; our substantial amount of indebtedness and ability to service, refinance at attractive interest rates, or at all, and otherwise fulfill our obligations under such indebtedness; our historical financial information may not be reliable indicators of our future results of operations, financial condition and cash flows; the possibility that we identify significant environmental, tax, legal or other issues, including additional costs or liabilities, that materially and adversely impact the value of assets acquired or secured as collateral (or other benefits we expect to receive) in any of our completed transactions; the impact of changes to U.S. federal income tax laws or global tax laws; the possibility of adverse tax consequences as a result of our completed transactions, including tax protection agreements to which we are a party; increased volatility in our stock price, including as a result of our completed transactions; our inability to maintain our qualification for taxation as a REIT; the impact of climate change, natural disasters, war, political and public health conditions or uncertainty or civil unrest, violence or terrorist activities or threats on our properties and changes in economic conditions or heightened travel security and health measures instituted in response to these events; the loss of the services of key personnel; the inability to attract, retain and motivate employees; the costs and liabilities associated with environmental compliance; failure to establish and maintain an effective system of integrated internal controls; our reliance on distributions received from our subsidiaries, including VICI Properties OP LLC (“VICI OP”), to make distributions to our stockholders; the potential impact on the amount of our cash distributions if we were to sell any of our properties in the future; our ability to continue to make distributions to holders of our common stock or maintain anticipated levels of distributions over time; and competition for transaction opportunities, including from other REITs, investment companies, private equity firms and hedge funds, sovereign funds, lenders, gaming companies and other investors that may have greater resources and access to capital and a lower cost of capital or different investment parameters than us. Although the Company believes that in making such forward-looking statements its expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. The Company cannot assure you that the assumptions upon which these statements are based will prove to have been correct. Additional important factors that may affect the Company’s business, results of operations and financial position are described from time to time in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, Quarterly Reports on Form 10-Q and the Company’s other filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Tenant, Borrower and Other Company Information The Company makes no representation as to the accuracy or completeness of the information regarding its tenants, including Bowlero Corp. (“Bowlero”), Caesars Entertainment, Inc. (“Caesars”), Century Casinos, Inc. (“Century Casinos”), Chelsea Piers in New York City (“Chelsea Piers”), Cherokee Nation Entertainment, L.L.C. (“CNE”), the Eastern Band of Cherokee Indians (“EBCI”), Foundation Gaming and Entertainment LLC (“Foundation Gaming”), Seminole Hard Rock Entertainment, Inc. (“Hard Rock”), JACK Ohio LLC (“JACK Entertainment”), MGM Resorts International (“MGM”), PENN Entertainment, Inc. (“PENN Entertainment”), PURE Canadian Gaming Corp. (“PURE Canadian”), and an affiliate of certain funds managed by affiliates of Apollo Global Management, Inc. (“Venetian Las Vegas Tenant”) borrowers and other companies included in this presentation. The historical audited and unaudited financial statements of Caesars, as the parent and guarantor of CEOC, LLC and MGM, as the parent and guarantor of MGM Lessee, LLC, the Company's significant lessees, have been filed with the Securities and Exchange Commission (“SEC”). Certain financial and other information for our tenants, guarantors, borrowers and other companies included in this presentation have been derived from their respective filings, if and as applicable, and other publicly available presentations and press releases. While we believe this information to be reliable, we have not independently investigated or verified such data. Market and Industry Data and Trademark Information This presentation may contain estimates and information concerning the Company's industry, including market position, rent growth, corporate governance, and other analyses of the Company's peers, that are based on industry publications, reports and peer company public filings. This information involves a number of assumptions and limitations, and you are cautioned not to rely on or give undue weight to this information. The Company has not independently verified the accuracy or completeness of the data contained in these industry publications, reports or filings. The industry in which the Company operates is subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the "Risk Factors" section of the Company's public filings with the SEC. The brands, trademarks, service marks and logos (“Trademarks”) operated at our properties are Trademarks of their respective owners. Their use in this presentation does not imply a relationship or endorsement by the Trademark owners, nor does it suggest any affiliation with or sponsorship by VICI. None of these owners nor any of their respective officers, directors, agents or employees have approved any disclosure contained in this presentation or are responsible or liable for the content of this presentation. Any such Trademarks are used only to identify the products and services of their respective owners, and no sponsorship or endorsement on the part of VICI should be inferred from the use of the marks. Non‐GAAP Financial Measures This presentation includes reference to Funds From Operations (“FFO”), FFO per share, Adjusted Funds From Operations (“AFFO”), AFFO per share, and Adjusted EBITDA, which are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”). These are non-GAAP financial measures and should not be construed as alternatives to net income or as an indicator of operating performance (as determined in accordance with GAAP). We believe FFO, FFO per share, AFFO, AFFO per share and Adjusted EBITDA provide a meaningful perspective of the underlying operating performance of our business. For additional information regarding these non-GAAP financial measures see “Definitions of Non-GAAP Financial Measures” included on page 28 of this presentation. Financial Data Financial information provided herein is as of September 30, 2024 unless otherwise indicated. DISCLAIMERS

3Q3 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA TABLE OF CONTENTS Corporate Overview………………………………………………………………………….. 4 Portfolio & Financial Highlights……………………………………………………………... 5 Consolidated Balance Sheets………………………………………………………………. 6-7 Consolidated Statement of Operations……………………………….…………………… 8-9 Non-GAAP Financial Measures…………………………………………………………….. 10-11 Revenue Detail……………………………………………………………………………….. 12-13 Annualized Contractual Rent and Income from Loans………………………………....... 14 2024 Guidance……………………………………………………………………………….. 15 Capitalization & Key Credit Metrics………………………………………………………… 16 Debt Detail……………………………………………………………………………………. 17 Geographic Diversification…………………………………………………………………. 18 Summary of Current Lease Terms…………………………………………………………. 19-22 Investment Activity…………………………………………………………………………… 23 Recent Capital Markets Activity………………………………..…………………………… 24 Gaming Embedded Growth Pipeline………………………………………………………. 25 Other Experiential Embedded Growth Pipeline…..………………………………………. 26 Analyst Coverage…………………………………………………………………………….. 27 Definitions of Non-GAAP Financial Measures…………………………….…………….... 28

4Q3 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA CORPORATE OVERVIEW VICI Properties Inc. is an S&P 500® experiential real estate investment trust that owns one of the largest portfolios of market-leading gaming, hospitality and entertainment destinations, including Caesars Palace Las Vegas, MGM Grand and the Venetian Resort Las Vegas, three of the most iconic entertainment facilities on the Las Vegas Strip. VICI Properties owns 93 experiential assets across a geographically diverse portfolio consisting of 54 gaming properties and 39 other experiential properties across the United States and Canada. The portfolio is comprised of approximately 127 million square feet and features approximately 60,300 hotel rooms and over 500 restaurants, bars, nightclubs and sportsbooks. Its properties are occupied by industry-leading gaming, leisure and hospitality operators under long-term, triple- net lease agreements. VICI Properties has a growing array of real estate and financing partnerships with leading operators in other experiential sectors, including Bowlero, Cabot, Canyon Ranch, Chelsea Piers, Great Wolf Resorts, Homefield, and Kalahari Resorts. VICI Properties also owns four championship golf courses and 33 acres of undeveloped and underdeveloped land adjacent to the Las Vegas Strip. VICI Properties’ goal is to own the highest quality and most productive experiential real estate portfolio through a strategy of partnering with the highest quality experiential place makers and operators. For additional information, please visit www.viciproperties.com. Senior Management Board of Directors Contact Information Edward Pitoniak Chief Executive Officer & Director John Payne President & Chief Operating Officer David Kieske Executive Vice President, Chief Financial Officer & Treasurer Samantha Gallagher Executive Vice President, General Counsel & Secretary Gabriel Wasserman Senior Vice President, Chief Accounting Officer & Managing Director, V.E.C.S. Kellan Florio Senior Vice President, Chief Investment Officer Moira McCloskey Senior Vice President, Capital Markets James Abrahamson* Director, Chairman of the Board Diana Cantor* Director, Audit Committee Chair Monica Douglas* Director Elizabeth Holland* Director, Nominating & Governance Committee Chair Craig Macnab* Director, Compensation Committee Chair Edward Pitoniak Director, Chief Executive Officer Michael Rumbolz* Director Note: * Denotes independent director Corporate Headquarters – VICI Properties Inc. 535 Madison Avenue, 28th Floor New York, New York 10022 (646) 949-4631 Public Markets Detail Ticker: VICI Exchange: NYSE Transfer Agent – Computershare 7530 Lucerne Drive, Suite 305 Cleveland, OH 44130 (800) 962‐4284 www.computershare.com Website www.viciproperties.com LinkedIn www.linkedin.com/company/vici-properties-inc Investor Relations investors@viciproperties.com

5Q3 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA Three Months Ended Sept. 30, 2024 Jun. 30, 2024 Mar. 31, 2024 Dec. 31, 2023 Net Income Per Common Share Basic $0.70 $0.71 $0.57 $0.72 Diluted $0.70 $0.71 $0.57 $0.72 Funds From Operations Per Common Share Basic $0.70 $0.71 $0.57 $0.72 Diluted $0.70 $0.71 $0.57 $0.72 Adjusted Funds From Operations Per Common Share Basic $0.57 $0.57 $0.56 $0.55 Diluted $0.57 $0.57 $0.56 $0.55 Net Income Attributable to Common Stockholders $732,898 $741,302 $590,016 $747,769 Adjusted EBITDA Attributable to Common Stockholders $777,995 $775,873 $765,250 $749,550 Annualized Dividend Per Share $1.73 $1.66 $1.66 $1.66 Dividend Yield at Period End 5.2% 5.8% 5.6% 5.2% PORTFOLIO & FINANCIAL HIGHLIGHTS (1) See "Non‐GAAP Financial Measures" on pages 10-11 of this presentation for reconciliations and "Definitions of Non-GAAP Financial Measures" on page 28 of this presentation for the definitions of these Non‐GAAP Financial Measures. (2) Inclusive of all tenant renewal options based on annualized cash rent. (3) LQA Net Leverage defined as Total Debt less Cash & Cash Equivalents divided by last quarter annualized (“LQA”) Adjusted EBITDA for the quarter ended September 30, 2024. See page 16 of this presentation for more information and reconciliations of this metric. LTM Net Leverage for the period ended September 30, 2024 was 5.5x. ($ amounts in thousands, except share, per share, portfolio and property data) Financial Highlights as of September 30, 2024 Common Shares Outstanding 1,047,172,481 Third-Party Partnership Units Outstanding 13,054,659 Share Price $33.31 Equity Market Capitalization $35,316,166 Total Debt $17,117,704 Cash & Cash Equivalents $355,667 Total Enterprise Value $52,078,203 LQA Net Leverage Ratio(3) 5.4x Summary Capitalization Portfolio Highlights 54 Gaming Properties 33 Acres of Undeveloped and Underdeveloped Land around the Las Vegas Strip 26 States & 1 Canadian Province 41.0 Year Weighted Average Lease Term as of September 30, 2024(2) 100% Occupancy Rate 13 Tenants with 80% of Rent from Publicly Traded Tenants Moody’s S&P Fitch Ba1 / Positive Outlook BBB- / Stable Outlook BBB- / Stable Outlook Credit Ratings (1) (1) (1) 39 Other Experiential Properties 4 Golf Courses

6Q3 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA September 30, 2024 December 31, 2023 Assets Real estate portfolio: Investments in leases - sales-type, net 23,429,732$ 23,015,931$ Investments in leases - financing receivables, net 18,410,105 18,211,102 Investments in loans and securities, net 1,550,680 1,144,177 Land 150,727 150,727 Cash and cash equivalents 355,667 522,574 Other assets 1,021,195 1,015,330 Total assets 44,918,106$ 44,059,841$ Liabilities Debt, net 16,743,584$ 16,724,125$ Accrued expenses and deferred revenue 194,201 227,241 Dividends and distributions payable 457,977 437,599 Other liabilities 999,272 1,013,102 Total liabilities 18,395,034 18,402,067 Stockholders' equity 10,472 10,427 — — Additional paid-in capital 24,247,840 24,125,872 Accumulated other comprehensive income 141,705 153,870 Retained earnings 1,711,277 965,762 Total VICI stockholders' equity 26,111,294 25,255,931 Non-controlling interests 411,778 401,843 Total stockholders' equity 26,523,072 25,657,774 Total liabilities and stockholders' equity 44,918,106$ 44,059,841$ Common stock, $0.01 par value, 1,350,000,000 shares authorized and 1,047,172,481 and 1,042,702,763 shares issued and outstanding at September 30, 2024 and December 31, 2023, respectively Preferred stock, $0.01 par value, 50,000,000 shares authorized and no shares outstanding at September 30, 2024 and December 31, 2023 CONSOLIDATED BALANCE SHEETS ($ amounts in thousands, except share data)

7Q3 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Assets Real estate portfolio: Investments in leases - sales-type, net 23,429,732$ 23,189,566$ 22,985,837$ 23,015,931$ Investments in leases - financing receivables, net 18,410,105 18,337,881 18,266,712 18,211,102 Investments in loans and securities, net 1,550,680 1,461,198 1,224,987 1,144,177 Land 150,727 150,727 150,727 150,727 Cash and cash equivalents 355,667 347,160 485,318 522,574 Short-term investments — — 29,579 — Other assets 1,021,195 1,024,718 1,014,713 1,015,330 Total assets 44,918,106$ 44,511,250$ 44,157,873$ 44,059,841$ Liabilities Debt, net 16,743,584$ 16,727,361$ 16,711,739$ 16,724,125$ Accrued expenses and deferred revenue 194,201 215,689 186,556 227,241 Dividends and distributions payable 457,977 437,785 437,766 437,599 Other liabilities 999,272 1,004,102 1,003,254 1,013,102 Total liabilities 18,395,034 18,384,937 18,339,315 18,402,067 Stockholders' equity Common stock 10,472 10,432 10,431 10,427 Preferred stock — — — — Additional paid-in capital 24,247,840 24,128,989 24,124,875 24,125,872 Accumulated other comprehensive income 141,705 148,211 156,640 153,870 Retained earnings 1,711,277 1,431,264 1,122,878 965,762 Total VICI stockholders' equity 26,111,294 25,718,896 25,414,824 25,255,931 Non-controlling interests 411,778 407,417 403,734 401,843 Total stockholders' equity 26,523,072 26,126,313 25,818,558 25,657,774 Total liabilities and stockholders' equity 44,918,106$ 44,511,250$ 44,157,873$ 44,059,841$ CONSOLIDATED BALANCE SHEETS – QUARTERLY ($ amounts in thousands)

8Q3 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA Three Months Ended September 30, Nine Months Ended September 30, 2024 2023 2024 2023 Revenues Income from sales-type leases 518,691$ 500,212$ 1,543,752$ 1,473,961$ Income from lease financing receivables, loans and securities 419,115 378,502 1,242,151 1,122,703 Other income 19,315 18,179 57,950 55,043 Golf revenues 7,548 7,425 29,300 28,416 Total revenues 964,669 904,318 2,873,153 2,680,123 Operating expenses General and administrative 16,458 14,422 48,418 44,347 Depreciation 1,008 1,011 3,133 2,712 Other expenses 19,315 18,179 57,950 55,043 Golf expenses 6,824 6,332 20,148 18,874 Change in allowance for credit losses (31,626) 95,997 32,292 166,119 Transaction and acquisition expenses 1,164 3,566 1,728 3,385 Total operating expenses 13,143 139,507 163,669 290,480 Income from unconsolidated affiliate — — — 1,280 Interest expense (207,317) (204,927) (617,976) (612,881) Interest income 2,797 7,341 12,016 16,194 Other (losses) gains (64) (1,122) 770 4,295 Income before income taxes 746,942 566,103 2,104,294 1,798,531 Provision for income taxes (2,461) (644) (7,257) (3,630) Net income 744,481 565,459 2,097,037 1,794,901 Less: Net income attributable to non-controlling interests (11,583) (9,130) (32,821) (29,130) Net income attributable to common stockholders 732,898$ 556,329$ 2,064,216$ 1,765,771$ Net income per common share Basic 0.70$ 0.55$ 1.98$ 1.75$ Diluted 0.70$ 0.55$ 1.98$ 1.75$ Weighted average number of shares of common stock outstanding Basic 1,046,626,838 1,012,986,784 1,043,921,660 1,007,110,068 Diluted 1,048,338,348 1,013,589,640 1,044,897,468 1,008,437,452 Impact to net income related to non-cash change in allowance for credit losses - CECL 31,626$ (95,997)$ (32,292)$ (166,119)$ Per share impact related to non-cash change in allowance for credit losses - CECL Basic 0.03$ (0.09)$ (0.03)$ (0.16)$ Diluted 0.03$ (0.09)$ (0.03)$ (0.16)$ CONSOLIDATED STATEMENT OF OPERATIONS ($ amounts in thousands, except share and per share data) (1) (1) Refer to Note 5 – Allowance for Credit Losses within our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024. (1)

9Q3 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA Three Months Ended September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Revenues Income from sales-type leases 518,691$ 512,289$ 512,772$ 506,217$ Income from lease financing receivables, loans and securities 419,115 413,735 409,301 396,813 Other income 19,315 19,323 19,312 18,283 Golf revenues 7,548 11,656 10,096 10,552 Total revenues 964,669 957,003 951,481 931,865 Operating expenses General and administrative 16,458 15,768 16,192 15,256 Depreciation 1,008 992 1,133 1,586 Other expenses 19,315 19,323 19,312 18,283 Golf expenses 6,824 6,813 6,511 8,215 Change in allowance for credit losses (31,626) (43,000) 106,918 (63,295) Transaction and acquisition expenses 1,164 259 305 4,632 Total operating expenses 13,143 155 150,371 (15,323) Interest expense (207,317) (205,777) (204,882) (205,175) Interest income 2,797 3,926 5,293 7,776 Other (losses) gains (64) 990 (156) 161 Income before income taxes 746,942 755,987 601,365 749,950 (Provision for) benefit from income taxes (2,461) (3,234) (1,562) 9,771 Net income 744,481 752,753 599,803 759,721 Less: Net income attributable to non-controlling interests (11,583) (11,451) (9,787) (11,952) Net income attributable to common stockholders 732,898$ 741,302$ 590,016$ 747,769$ Net income per common share Basic 0.70$ 0.71$ 0.57$ 0.72$ Diluted 0.70$ 0.71$ 0.57$ 0.72$ Weighted average number of shares of common stock outstanding Basic 1,046,626,838 1,042,650,713 1,042,404,634 1,036,702,399 Diluted 1,048,338,348 1,042,959,627 1,043,311,636 1,037,834,052 Impact to net income related to non-cash change in allowance for credit losses - CECL 31,626$ 43,000$ (106,918)$ 63,295$ Per share impact related to non-cash change in allowance for credit losses - CECL Basic 0.03$ 0.04$ (0.10)$ 0.06$ Diluted 0.03$ 0.04$ (0.10)$ 0.06$ CONSOLIDATED STATEMENT OF OPERATIONS – QUARTERLY ($ amounts in thousands, except share and per share data) (1) (1) (1) Refer to Note 5 – Allowance for Credit Losses within our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024.

10Q3 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA Three Months Ended September 30, Nine Months Ended September 30, 2024 2023 2024 2023 Net income attributable to common stockholders 732,898$ 556,329$ 2,064,216$ 1,765,771$ Real estate depreciation — — — — Joint venture depreciation and non-controlling interest adjustments — — — 1,426 Funds From Operations (FFO) attributable to common stockholders (1) 732,898 556,329 2,064,216 1,767,197 Non-cash leasing and financing adjustments (135,890) (131,344) (402,839) (383,688) Non-cash change in allowance for credit losses (31,626) 95,997 32,292 166,119 Non-cash stock-based compensation 4,601 4,019 12,973 11,517 Transaction and acquisition expenses 1,164 3,566 1,728 3,385 Amortization of debt issuance costs and original issue discount 18,747 17,283 52,900 53,645 Other depreciation 883 833 2,564 2,442 Capital expenditures (878) (444) (1,943) (1,762) Other losses (gains) (2) 64 1,122 (770) (4,295) Deferred income tax provision 1,945 — 4,233 — Joint venture non-cash adjustments and non-controlling interest adjustments 1,950 253 4,100 2,066 Adjusted Funds From Operations (AFFO) attributable to common stockholders (1) 593,858 547,614 1,769,454 1,616,626 Interest expense, net 185,773 180,303 553,060 543,042 Income tax expense 516 644 3,024 3,630 Joint venture adjustments and non-controlling interest adjustments (2,152) (2,155) (6,420) (3,176) Adjusted EBITDA attributable to common stockholders (1) 777,995$ 726,406$ 2,319,118$ 2,160,122$ Net income per common share Basic 0.70$ 0.55$ 1.98$ 1.75$ Diluted 0.70$ 0.55$ 1.98$ 1.75$ FFO per common share Basic 0.70$ 0.55$ 1.98$ 1.75$ Diluted 0.70$ 0.55$ 1.98$ 1.75$ AFFO per common share Basic 0.57$ 0.54$ 1.70$ 1.61$ Diluted 0.57$ 0.54$ 1.69$ 1.60$ Weighted average number of shares of common stock outstanding Basic 1,046,626,838 1,012,986,784 1,043,921,660 1,007,110,068 Diluted 1,048,338,348 1,013,589,640 1,044,897,468 1,008,437,452 NON-GAAP FINANCIAL MEASURES ($ amounts in thousands, except share and per share data) (1) See definitions of Non-GAAP Financial Measures on page 28 of this presentation. (2) Represents non-cash foreign currency remeasurement adjustments and gain on sale of land. (1) (1)

11Q3 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA Three Months Ended September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Net income attributable to common stockholders 732,898$ 741,302$ 590,016$ 747,769$ Real estate depreciation — — — — Joint venture depreciation and non-controlling interest adjustments — — — — Funds From Operations (FFO) attributable to common stockholders (1) 732,898 741,302 590,016 747,769 Non-cash leasing and financing adjustments (135,890) (131,283) (135,666) (131,800) Non-cash change in allowance for credit losses (31,626) (43,000) 106,918 (63,295) Non-cash stock-based compensation 4,601 4,579 3,793 4,019 Transaction and acquisition expenses 1,164 259 305 4,632 Amortization of debt issuance costs and original issue discount 18,747 17,644 16,509 16,807 Other depreciation 883 835 846 1,299 Capital expenditures (878) (633) (432) (1,080) Other losses (gains) (2) 64 (990) 156 (161) Deferred income tax provision (benefit) 1,945 1,853 435 (10,426) Joint venture non-cash adjustments and non-controlling interest adjustments 1,950 1,859 291 2,650 Adjusted Funds From Operations (AFFO) attributable to common stockholders (1) 593,858 592,425 583,171 570,414 Interest expense, net 185,773 184,207 183,080 180,592 Income tax expense 516 1,381 1,127 655 Joint venture adjustments and non-controlling interest adjustments (2,152) (2,140) (2,128) (2,111) Adjusted EBITDA attributable to common stockholders (1) 777,995$ 775,873$ 765,250$ 749,550$ Net income per common share Basic 0.70$ 0.71$ 0.57$ 0.72$ Diluted 0.70$ 0.71$ 0.57$ 0.72$ FFO per common share Basic 0.70$ 0.71$ 0.57$ 0.72$ Diluted 0.70$ 0.71$ 0.57$ 0.72$ AFFO per common share Basic 0.57$ 0.57$ 0.56$ 0.55$ Diluted 0.57$ 0.57$ 0.56$ 0.55$ Weighted average number of shares of common stock outstanding Basic 1,046,626,838 1,042,650,713 1,042,404,634 1,036,702,399 Diluted 1,048,338,348 1,042,959,627 1,043,311,636 1,037,834,052 NON-GAAP FINANCIAL MEASURES – QUARTERLY (1) See definitions of Non-GAAP Financial Measures on page 28 of this presentation. (2) Represents non-cash foreign currency remeasurement adjustments and gain on sale of land. ($ amounts in thousands, except share and per share data) (1) (1)

12Q3 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA Three Months Ended September 30, Nine Months Ended September 30, 2024 2023 2024 2023 Contractual income from sales-type leases Caesars Regional Master Lease (excluding Harrah's NOLA, AC, and Laughlin) & Joliet Lease 137,624$ 132,952$ 412,872$ 398,856$ Caesars Las Vegas Master Lease 117,305 113,619 351,915 340,857 MGM Grand/Mandalay Bay Master Lease 79,018 77,468 236,020 224,858 The Venetian Resort Las Vegas Lease 68,118 64,375 199,443 191,875 PENN Greektown Lease 13,214 13,214 39,640 39,001 Hard Rock Cincinnati Lease 11,541 11,176 34,623 33,528 Century Master Lease (excluding Century Canadian Portfolio) 10,971 8,288 32,913 24,782 EBCI Southern Indiana Lease 8,412 9,740 25,154 23,470 PENN Margaritaville Lease 6,706 6,615 20,088 19,624 Income from sales-type leases non-cash adjustment 65,782 62,765 191,084 177,110 Income from sales-type leases 518,691 500,212 1,543,752 1,473,961 Contractual income from lease financing receivables MGM Master Lease 189,873 186,150 564,655 558,583 Harrah's NOLA, AC, and Laughlin 44,477 42,966 133,431 128,898 Hard Rock Mirage Lease 22,950 22,500 68,850 67,500 JACK Entertainment Master Lease 17,772 17,511 53,229 52,445 CNE Gold Strike Lease 10,404 10,000 31,473 25,000 Bowlero Master Lease 7,900 — 23,700 — Foundation Gaming Master Lease 6,123 6,063 18,369 18,189 Chelsea Piers Lease 6,000 — 18,000 — PURE Canadian Master Lease 4,037 4,054 12,128 11,913 Century Canadian Portfolio 3,170 887 9,535 887 Income from lease financing receivables non-cash adjustment 70,162 68,586 211,906 206,625 Income from lease financing receivables 382,868 358,717 1,145,276 1,070,040 Contractual interest income Senior secured notes 2,405 2,344 7,209 4,847 Senior secured loans 11,334 4,565 28,320 20,395 Mezzanine loans & preferred equity 22,562 12,883 61,497 27,468 Income from loans non-cash adjustment (54) (7) (151) (47) Income from loans and securities 36,247 19,785 96,875 52,663 Income from lease financing receivables, loans and securities 419,115 378,502 1,242,151 1,122,703 Other income 19,315 18,179 57,950 55,043 Golf revenues 7,548 7,425 29,300 28,416 Total revenues 964,669$ 904,318$ 2,873,153$ 2,680,123$ REVENUE DETAIL (1) Amounts represent non-cash adjustments to recognize revenue on an effective interest basis in accordance with GAAP. (2) Assets are part of the Caesars Regional Master Lease. (3) Assets are part of the Century Master Lease. ($ amounts in thousands) (1) (1) (1) (2) (3)

13Q3 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA Three Months Ended September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Contractual income from sales-type leases Caesars Regional Master Lease (excluding Harrah's NOLA, AC, and Laughlin) & Joliet Lease 137,624$ 137,624$ 137,624$ 136,067$ Caesars Las Vegas Master Lease 117,305 117,305 117,305 116,076 MGM Grand/Mandalay Bay Master Lease 79,018 79,018 77,984 77,468 The Venetian Resort Las Vegas Lease 68,118 66,306 65,019 64,375 PENN Greektown Lease 13,214 13,213 13,213 13,214 Hard Rock Cincinnati Lease 11,541 11,541 11,541 11,541 Century Master Lease (excluding Century Canadian Portfolio) 10,971 10,971 10,971 10,740 EBCI Southern Indiana Lease 8,412 8,371 8,371 8,370 PENN Margaritaville Lease 6,706 6,706 6,676 6,615 Income from sales-type leases non-cash adjustment 65,782 61,234 64,068 61,751 Income from sales-type leases 518,691 512,289 512,772 506,217 Contractual income from lease financing receivables MGM Master Lease 189,873 188,632 186,150 186,150 Harrah's NOLA, AC, and Laughlin 44,477 44,477 44,477 43,974 Hard Rock Mirage Lease 22,950 22,950 22,950 22,500 JACK Entertainment Master Lease 17,772 17,772 17,685 17,511 CNE Gold Strike Lease 10,404 10,336 10,733 10,000 Bowlero Master Lease 7,900 7,900 7,900 6,371 Foundation Gaming Master Lease 6,123 6,123 6,123 6,063 Chelsea Piers Lease 6,000 6,000 6,000 903 PURE Canadian Master Lease 4,037 4,024 4,067 3,996 Century Canadian Portfolio 3,170 3,159 3,206 3,176 Income from lease financing receivables non-cash adjustment 70,162 70,103 71,641 70,072 Income from lease financing receivables 382,868 381,476 380,932 370,716 Contractual interest income Senior secured notes 2,405 2,403 2,401 2,399 Senior secured loans 11,334 9,137 7,849 7,607 Mezzanine loans & preferred equity 22,562 20,773 18,162 16,114 Income from loans non-cash adjustment (54) (54) (43) (23) Income from loans and securities 36,247 32,259 28,369 26,097 Income from lease financing receivables, loans and securities 419,115 413,735 409,301 396,813 Other income 19,315 19,323 19,312 18,283 Golf revenues 7,548 11,656 10,096 10,552 Total revenues 964,669$ 957,003$ 951,481$ 931,865$ REVENUE DETAIL – QUARTERLY (1) Amounts represent non-cash adjustments to recognize revenue on an effective interest basis in accordance with GAAP. (2) Assets are part of the Caesars Regional Master Lease. (3) Assets are part of the Century Master Lease. ($ amounts in thousands) (1) (1) (1) (2) (3)

14Q3 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA ANNUALIZED CONTRACTUAL RENT AND INCOME FROM LOANS (1) Includes rent or a portion of rent collected in CAD, assuming an exchange rate of C$1:00:US$0.74 as of September 30, 2024. (2) Based on initial maturity, not inclusive of applicable extension options. ($ amounts in millions USD) Caesars 39% MGM 35% Venetian 9% Hard Rock 5% PENN 3% JACK 2% Century Casinos(1) 2% Cherokee Nation 1% EBCI 1% Bowlero 1% Foundation <1% Chelsea Piers <1% PURE Canadian(1) <1% Partnerships with 13 Tenants Assets Annualized Rent Per Lease Tenant as of October 2024 Annualized Contractual Rent MGM Master Lease 11 MGM Resorts International $759.5 Caesars Regional Master Lease & Joliet Lease 16 Caesars Entertainment 728.4 Caesars Las Vegas Master Lease 2 Caesars Entertainment 469.2 MGM Grand/Mandalay Bay Master Lease 2 MGM Resorts International 316.1 The Venetian Resort Las Vegas Lease 1 Venetian Las Vegas Tenant 283.4 Hard Rock Mirage Lease 1 Hard Rock Entertainment 91.8 JACK Entertainment Master Lease 2 JACK Entertainment 71.1 Century Master Lease (1) 8 Century Casinos 56.7 PENN Greektown Lease 1 PENN Entertainment 52.9 Hard Rock Cincinnati Lease 1 Hard Rock Entertainment 47.5 CNE Gold Strike Lease 1 Cherokee Nation Entertainment 41.6 EBCI Southern Indiana Lease 1 Eastern Band of Cherokee Indians 34.0 Bowlero Master Lease 38 Bowlero 31.6 PENN Margaritaville Lease 1 PENN Entertainment 26.8 Foundation Gaming Master Lease 2 Foundation Gaming 24.5 Chelsea Piers Lease 1 Chelsea Piers 24.0 PURE Canadian Master Lease (1) 4 PURE Canadian Gaming 16.3 Totals 93 $3,075.2 Total Commitments Principal Balance as of September 30, 2024 Years to Maturity (2) Blended Interest Rate Annualized Income Annualized Contractual Income from Loans and Securities Senior Secured Notes $85.0 $85.0 6.4 11.0% $9.4 Senior Secured Loans 994.7 588.3 3.0 7.9% 46.7 Mezzanine Loans & Preferred Equity 1,148.2 900.8 2.8 9.4% 84.9 Total / Weighted Average $2,227.9 $1,574.0 3.0 9.0% $140.9 Total Annualized Contractual Rent and Income from Loans and Securities $3,216.1

15Q3 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA Updated Guidance Prior Guidance For the Year Ending December 31, 2024: Low High Low High Estimated Adjusted Funds From Operations (AFFO) $2,360.0 $2,370.0 $2,350.0 $2,370.0 Estimated Adjusted Funds From Operations (AFFO) per common diluted share $2.25 $2.26 $2.24 $2.26 Estimated Weighted Average Common Share Count at Year End (in millions) 1,048.0 1,048.0 1,048.0 1,048.0 2024 Guidance 2024 GUIDANCE ($ amounts in millions, except per share data) The Company is updating its AFFO guidance for the full year 2024. In determining AFFO, the Company adjusts for certain items that are otherwise included in determining net income attributable to common stockholders, the most comparable GAAP financial measure. In reliance on the exemption provided by applicable rules, the Company does not provide guidance for GAAP net income, the most comparable GAAP financial measure, or a reconciliation of 2024 AFFO to GAAP net income because we are unable to predict with reasonable certainty the amount of the change in non-cash allowance for credit losses under ASU No. 2016-13 - Financial Instruments—Credit Losses (Topic 326) (“ASC 326”) for a future period. The non-cash change in allowance for credit losses under ASC 326 with respect to a future period is dependent upon future events that are entirely outside of the Company’s control and may not be reliably predicted, including its tenants’ respective financial performance, fluctuations in the trading price of their common stock, credit ratings and outlook (each to the extent applicable), as well as broader macroeconomic performance. Based on past results and as disclosed in the Company’s historical financial results, the impact of these adjustments could be material, individually or in the aggregate, to the Company’s reported GAAP results. For more information, see “Non-GAAP Financial Measures” on page 28 of this presentation. The Company estimates AFFO for the year ending December 31, 2024 will be between $2,360 million and $2,370 million, or between $2.25 and $2.26 per diluted common share. Guidance does not include the impact on operating results from any pending or possible future acquisitions or dispositions, capital markets activity, or other non-recurring transactions. The following is a summary of the Company’s updated full-year 2024 guidance: The above per share estimates reflect the dilutive effect of the 13,853,338 shares currently pending under the Company’s outstanding forward sale agreements as calculated under the treasury stock method. VICI partnership units held by third parties are reflected as non-controlling interests and the income allocable to them is deducted from net income to arrive at net income attributable to common stockholders and AFFO; accordingly, guidance represents AFFO per share attributable to common stockholders based solely on outstanding shares of VICI common stock. The estimates set forth above reflect management’s view of current and future market conditions, including assumptions with respect to the earnings impact of the events referenced in this presentation. The estimates set forth above may be subject to fluctuations as a result of several factors and there can be no assurance that the Company’s actual results will not differ materially from the estimates set forth above.

16Q3 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA CAPITALIZATION & KEY CREDIT METRICS – AS OF SEPTEMBER 30, 2024 (1) MGM and Bowlero hold third-party partnership units, which may be redeemed for cash or, at VICI's election, shares of common stock. (2) Revolver draws denominated in CAD and GBP, shown here in USD, refer to footnote 5 on page 17 for additional information. (3) Estimated based on the forward sale price calculated as of September 30, 2024, and total amount of shares available for settlement under the outstanding forward sale agreements. Subsequent to quarter end, on October 1, 2024, the Company physically settled 7,000,000 shares under an outstanding ATM forward sale agreement in exchange for aggregate net proceeds of approximately $200.9 million. (4) See "Non‐GAAP Financial Measures" on pages 10-11 of this presentation for the reconciliations, and "Definitions of Non-GAAP Financial Measures" on page 28 of this presentation for the definitions of these Non‐GAAP Financial Measures. ($ amounts in thousands, except share and per share data) Capitalization Common Shares Outstanding 1,047,172,481 Third-Party Partnership Units Outstanding(1) 13,054,659 Share Price $33.31 Equity Market Capitalization $35,316,166 Revolving Credit Facility(2) 167,704 Senior Unsecured Notes 13,950,000 CMBS Debt 3,000,000 Total Debt $17,117,704 Total Market Capitalization $52,433,870 Less: Cash & Cash Equivalents 355,667 Total Enterprise Value $52,078,203 Q3’24 LQA Net Leverage Q3’24 Adj. EBITDA(4) $777,995 Annualized Q3’24 Adj. EBITDA 3,111,980 Net Debt 16,762,037 LQA Net Leverage Ratio 5.4x VICI Issuer Credit Ratings Moody’s: Ba1 / Positive Outlook S&P: BBB- / Stable Outlook Fitch: BBB- / Stable Outlook Investment Grade Bond Covenants Thresholds Actuals Total Net Debt to Adjusted Total Assets < 60% 38% Senior Secured Net Debt to Adjusted Total Assets < 40% 7% Interest Coverage Ratio > 1.5x 3.8x Total Unencumbered Assets to Unsecured Debt > 150% 285% Total Liquidity Revolving Credit Facility Capacity $2,332,296 Outstanding Forward Sale Agreement Proceeds(3) 630,222 Cash & Cash Equivalents 355,667 Total Liquidity $3,318,185

17Q3 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA DEBT DETAIL (1) Carrying value shown net of unamortized original issue discount and unamortized debt issuance costs. (2) Holders of the senior notes, as well as the trustee under the governing indentures and the administrative agent and lenders under VICI's Credit Agreement, benefit from a limited pledge of the equity of VICI Properties L.P. (“VICI LP”). Refer to Note 7 - Debt within our Annual Report on Form 10-Q for the quarter ended September 30, 2024. (3) Maturity date shown inclusive of applicable extension options. (4) Facility fees based on applicable total commitments (0.15%-0.375% depending on VICI LP’s ratings and total leverage ratio). (5) Based on one-month SOFR of 4.85%, one-month CORRA of 4.30%, and one-month SONIA of 4.95% as of September 30, 2024. SOFR, CORRA and SONIA-based rates include a credit spread adjustment. (6) Issued in exchange for senior notes originally issued by MGM Growth Properties Operating Partnership LP (“MGP OP”) pursuant to the related exchange offers, which settled on April 29, 2022 in connection with the closing of the MGP acquisition. Principal amounts listed include unexchanged MGP OP notes which remain outstanding, totaling $64.2 million in the aggregate. (7) Represents the contractual interest rates adjusted to account for the impact of forward-starting interest rate swaps and treasury locks. Refer to Note 8 – Derivatives within our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024. ($ amounts in thousands USD) As of September 30, 2024 Debt Maturity Date Coupon Rate Effective Rate Face Value % of Total Debt Carrying Value(1) Senior Unsecured Debt(2) $2.5Bn Revolving Credit Facility Borrowings in USD 3/31/2027(3) SOFR+0.85%(4) 5.796%(5) - - - Borrowings in CAD 3/31/2027(3) CORRA+0.85%(4) 5.150%(5) $148,310 0.9% $148,310 Borrowings in GBP 3/31/2027(3) SONIA+0.85%(4) 5.800%(5) $19,394 0.1% $19,394 2025 Bond Maturities 3.500% Notes 2/15/2025 3.500% 3.500% $750,000 4.4% $749,130 4.375% Notes 5/15/2025 4.375% 4.375% $500,000 2.9% $499,030 4.625% Notes(6) 6/15/2025 4.625% 4.625% $800,000 4.7% $795,449 2026 Bond Maturities 4.500% Notes(6) 9/1/2026 4.500% 4.500% $500,000 2.9% $490,274 4.250% Notes 12/1/2026 4.250% 4.250% $1,250,000 7.3% $1,243,819 2027 Bond Maturities 5.750% Notes(6) 2/1/2027 5.750% 5.750% $750,000 4.4% $755,140 3.750% Notes 2/15/2027 3.750% 3.750% $750,000 4.4% $746,024 2028 Bond Maturities 4.500% Notes(6) 1/15/2028 4.500% 4.500% $350,000 2.0% $341,581 4.750% Notes 2/15/2028 4.750% 4.516%(7) $1,250,000 7.3% $1,241,481 2029 Bond Maturities 3.875% Notes(6) 2/15/2029 3.875% 3.875% $750,000 4.4% $699,937 4.625% Notes 12/1/2029 4.625% 4.625% $1,000,000 5.8% $991,732 2030 Bond Maturities 4.950% Notes 2/15/2030 4.950% 4.541%(7) $1,000,000 5.8% $990,646 4.125% Notes 8/15/2030 4.125% 4.125% $1,000,000 5.8% $991,239 2032 Bond Maturity 5.125% Notes 5/15/2032 5.125% 3.980%(7) $1,500,000 8.8% $1,484,366 2034 Bond Maturity 5.750% Notes 4/1/2034 5.750% 5.689%(7) $550,000 3.2% $540,671 2052 Bond Maturity 5.625% Notes 5/15/2052 5.625% 5.625% $750,000 4.4% $736,224 2054 Bond Maturity 6.125% Notes 4/1/2054 6.125% 6.125% $500,000 2.9% $485,350 Total Unsecured Debt - - - $14,117,704 82.5% $13,949,797 CMBS Debt 3/5/2032 3.558% 3.558% $3,000,000 17.5% $2,793,787 Weighted Average / Total 4.50% 4.36%(5)(7) $17,117,704 100.0% $16,743,584 Fixed Rate Debt Outstanding 99.0% Weighted Average Years to Maturity 6.3 Years

18Q3 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA GEOGRAPHIC DIVERSIFICATION (1) Based on annualized contractual rent as of October 1, 2024. Diversified Portfolio: 26 States and 1 Canadian Province Gaming: 15 States and 1 Canadian Province (52% Regional, 47% Las Vegas, 1% International)(1) Other Experiential: 17 States (6 of Which Also Include Gaming) Alberta, Canada Gaming Other Experiential

19Q3 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA MGM Master Lease Caesars Regional Master Lease and Joliet Lease(1) Caesars Las Vegas Master Lease(1) MGM Grand/Mandalay Bay Master Lease Tenant MGM Resorts International Caesars Entertainment Caesars Entertainment MGM Resorts International Annual Cash Rent as of October 2024 $759.5 million $728.4 million(2) $469.2 million $316.1 million Current Lease Year May 1, 2024 – Apr. 30, 2025 Lease Year 3 Nov. 1, 2023 – Oct. 31, 2024 Lease Year 7 Nov. 1, 2023 – Oct. 31, 2024 Lease Year 7 Mar. 1, 2024 – Feb. 28, 2025 Lease Year 5 Annual Escalator 2% in years 2-10 >2% / change in CPI thereafter (capped at 3%) >2% / change in CPI >2% / change in CPI(3) 2% in years 2-15 >2% / change in CPI thereafter (capped at 3%) Coverage Floor None None None None Rent Adjustment None Year 8: 70% Base / 30% Variable Year 11 & 16: 80% Base / 20% Variable Year 8, 11 & 16: 80% Base / 20% Variable None Variable Rent Adjustment Mechanic None 4% of revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 0-2 Year 11: Avg. of years 8-10 less avg. of years 5-7 Year 16: Avg. of years 13-15 less avg. of years 8-10 4% of revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 0-2 Year 11: Avg. of years 8-10 less avg. of years 5-7 Year 16: Avg. of years 13-15 less avg. of years 8-10 None Term 25-year initial term with three 10-year renewal options 18-year initial term with four 5-year renewal options 30-year initial term with two 10-year renewal options Guarantor MGM Resorts International Caesars Entertainment, Inc. Caesars Entertainment, Inc. MGM Resorts International Capex Minimum of 1% of net revenues Minimum of 1% of net revenue annually, with rolling three-year minimum (allocated among Caesars Palace and regional properties) Minimum of 1% of net revenue annually (Caesars Palace and Harrah’s Las Vegas), with rolling three-year minimum (allocated among Caesars Palace and regional properties) Minimum of 3.5% of net revenues based on 5-year rolling test (subject to minimum 2.5% for each property); 1.5% monthly reserves SUMMARY OF CURRENT LEASE TERMS (1) The Caesars Regional Master Lease and Joliet Lease consists of 16 Caesars properties leased from VICI and the Caesars Las Vegas Master Lease consists of Caesars Palace Las Vegas and Harrah’s Las Vegas. (2) Cash rent amounts are presented prior to accounting for the portion of rent payable to the 20% JV partner at Harrah’s Joliet. After adjusting for the portion of rent payable to the 20% JV partner, current annual cash rent is $719.0 million. (3) Annual rent escalation does not apply to $35 million of annual rent attributable to the Octavius Tower at Caesars Palace Las Vegas.

20Q3 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA SUMMARY OF CURRENT LEASE TERMS (CONTINUED) The Venetian Resort Las Vegas Lease(1) Hard Rock Mirage Lease JACK Entertainment Master Lease Century Master Lease Tenant Affiliate of funds managed by affiliates of Apollo Global Management, Inc. Hard Rock Entertainment JACK Entertainment Century Casinos Annual Cash Rent as of October 2024 $283.4 million $91.8 million $71.1 million $56.7 million(2) Current Lease Year Mar. 1, 2024 – Feb. 28, 2025 Lease Year 3 Jan. 1, 2024 – Dec. 31, 2024 Lease Year 2 Feb. 1, 2024 – Jan. 31, 2025 Lease Year 5 Jan. 1, 2024 – Dec. 31, 2024 Lease Year 5 Annual Escalator >2% / change in CPI (capped at 3%) 2% in years 2-10 >2% / change in CPI thereafter (capped at 3%) 1.5% in years 4-6 >1.5% / change in CPI thereafter (capped at 2.5%) >1.25% / change in CPI (Century Canadian Portfolio escalation based on Canadian CPI and capped at 2.5%) Coverage Floor None None None None Rent Adjustment None None None None Variable Rent Adjustment Mechanic None None None None Term 30-year initial term with two 10-year renewal options 25-year initial term with three 10-year renewal options 20-year initial term with three 5-year renewal options 24-year term with three 5-year renewal options Guarantor Affiliate of funds managed by affiliates of Apollo Global Management, Inc. Seminole Hard Rock Entertainment, Inc. and Seminole Hard Rock International, LLC Rock Ohio Ventures LLC and JACK Investment Co., LLC Century Casinos, Inc. Capex Minimum of 1.5% of net revenues annually (exclusive of gaming equipment) on a rolling three-year basis until December 31, 2029, and a minimum of 2% thereafter Minimum of 1% of net revenues Minimum of 1% of net revenues beginning January 1, 2025, based on a rolling three-year basis Minimum of 1% of net revenues on a rolling three-year basis for each individual facility; 1% of net revenues per fiscal year for the facilities collectively (1) Annual cash rent includes the impact of incremental rent resulting from the capital investment at The Venetian Resort Las Vegas that VICI announced on May 1, 2024. Refer to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 for additional detail. (2) Reflects a portion of rent paid in CAD with respect to the Century Canadian Portfolio, which has an initial annual base rent of C$17.3 million (US$12.8 million). Assumes an exchange rate of C$1:00:US$0.74 as of September 30, 2024.

21Q3 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA SUMMARY OF CURRENT LEASE TERMS (CONTINUED) (1) If the change in CPI is less than 0.5%, there will be no escalation in rent for such lease year. (2) With respect to lease year 0, for the period Caesars Southern Indiana was closed in 2020 due to COVID-19, the Caesars Southern Indiana Lease will provide for the use of 2019 net revenues, pro rated for the period of such closure. PENN Greektown Lease Hard Rock Cincinnati Lease CNE Gold Strike Lease EBCI Southern Indiana Lease Tenant PENN Entertainment Hard Rock Entertainment Cherokee Nation Entertainment Eastern Band of Cherokee Indians Annual Cash Rent as of October 2024 $52.9 million $47.5 million $41.6 million $34.0 million Current Lease Year Jun. 1, 2024 – May 31, 2025 Lease Year 6 Oct. 1, 2024 – Sept. 30, 2025 Lease Year 6 May 1, 2024 – Apr. 30, 2025 Lease Year 3 Sept. 1, 2024 – Aug. 31, 2025 Lease Year 4 Annual Escalator 2% for Building Base Rent ($42.8 million) >2.0% / change in CPI(1) 2% in years 2-10 >2% / change in CPI thereafter (capped at 3%) 1.5% in years 2-5 >2% / change in CPI thereafter Coverage Floor Net Revenue to Rent Ratio to be mutually agreed upon None None None Rent Adjustment Percentage (Variable) Rent adjusts every 2 years beginning in year 3 None None Year 8 & 11: 80% Base (subject to escalator) / 20% Variable Variable Rent Adjustment Mechanic 4% of the average net revenues for trailing 2-year period less threshold amount None None 4% of net revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 0-2(2) Year 11: Avg. of years 8-10 less avg. of years 5-7 Term 15-year initial term with four 5-year renewal options 28-year initial term with three 10-year renewal options 25-year initial term with three 10-year renewal options 15-year initial term with four 5-year renewal options Guarantor PENN Entertainment, Inc. Seminole Hard Rock Entertainment, Inc. and Seminole Hard Rock International, LLC Cherokee Nation Businesses, L.L.C. The Eastern Band of Cherokee Indians Capex Minimum of 1% of net revenues based on a four-year average Minimum of 1% of net revenues Minimum of 1% of net revenues Minimum of 1% of net revenues annually

22Q3 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA SUMMARY OF CURRENT LEASE TERMS (CONTINUED) Bowlero Master Lease PENN Margaritaville Lease Foundation Gaming Master Lease Chelsea Piers Lease PURE Canadian Master Lease Tenant Bowlero PENN Entertainment Foundation Gaming Chelsea Piers PURE Canadian Gaming Annual Cash Rent as of October 2024 $31.6 million $26.8 million $24.5 million $24.0 million C$22.0 / US$16.3 million(1) Current Lease Year Oct. 19, 2023 – Oct. 31, 2024 Lease Year 1 Feb. 1, 2024 – Jan. 31, 2025 Lease Year 6 Jan. 1, 2024 – Dec. 31, 2024 Lease Year 2 Dec. 18, 2023 – Dec. 31, 2024 Lease Year 1 Feb. 1, 2024 – Jan. 31, 2025 Lease Year 2 Annual Escalator >2% / change in CPI (capped at 2.5%) 2% for Building Base Rent ($18.6 million) 1.0% in years 2-3 >1.5% / change in CPI thereafter (capped at 3%) 1.25% in year 3; 1.50% thereafter 1.25% in years 2-3 >1.5% / change in Canadian CPI thereafter (capped at 2.5%) Coverage Floor None Net Revenue to Rent Ratio: 6.1x None None None Rent Adjustment None Percentage (Variable) Rent adjusts every 2 years beginning in year 3 None None None Variable Rent Adjustment Mechanic None 4% of the average net revenues for trailing 2-year period less threshold amount None None None Term 25-year initial term with six 5- year renewal options 15-year initial term with four 5-year renewal options 15-year initial term with four 5-year renewal options 32-years with one 10-year extension option(2) 25-year initial term with four 5-year renewal options Guarantor Bowlero Corp. PENN Entertainment, Inc. Foundation Gaming & Entertainment, LLC Chelsea Piers Management Inc., Silver Screen LLC, North River Property LLC and Waterfront Services I LLC Parent entity of PURE Canadian Gaming Corp. Capex None Minimum of 1% of net revenues based on a four- year average Minimum of 1% of net revenue (excluding gaming equipment, IT etc.) annually on a rolling 3-year basis and a per-facility triennial capex requirement of 1% of three- year rolling net revenue Minimum of 2% of total revenues on a 5-year rolling average Minimum of 1% of net revenue (excluding gaming equipment, IT etc.) annually (1) Assumes an exchange rate of C$1:00:US$0.74 as of September 30, 2024. (2) The 10-year extension option remains conditioned upon extending the prime lease term with Hudson River Park Trust.

23Q3 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA INVESTMENT ACTIVITY (1) VICI provided a £14.5 million (US$19.4 million) loan for the redevelopment of Cabot Highlands with an agreement in principle to provide additional development financing, subject to negotiation of definitive documentation and other deal terms. Property / Loan Announcement Date Closing Date Rent / Income Cap Rate / Yield Transaction Size Tenant / Borrower / Issuer Recently Completed Transactions Great Wolf Mezzanine Loan 5/9/2024 5/9/2024 - - $250.0 million Great Wolf Resorts The Venetian Resort – Partner Property Growth Fund Investment 5/1/2024 5/1/2024 $29.0 million + $21.8 million 7.3% $400.0 million + $300.0 million Affiliate of Apollo Global Management, Inc. Homefield KC – Margaritaville Resort Development Loan 1/23/2024 1/18/2024 - - Up to $105.0 million Homefield Kansas City Chelsea Piers 12/19/2023 12/18/2023 $24.0 million 7.0% $342.9 million Chelsea Piers Cabot Highlands Delayed Draw Redevelopment Loan(1) 12/19/2023 10/31/2023 - - $19.4 million Cabot Highlands Cabot Saint Lucia Delayed Draw Development Loan 12/19/2023 11/3/2023 - - Up to $100.0 million Cabot Saint Lucia Kalahari Virginia Mezzanine Loan 12/07/2023 12/06/2023 - - Up to $212.2 million Kalahari Bowlero Portfolio 10/19/2023 10/19/2023 $31.6 million 7.3% $432.9 million Bowlero Corp.

24Q3 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA RECENT CAPITAL MARKETS ACTIVITY (1) Includes 7,000,000 shares the Company physically settled on October 1, 2024, subsequent to quarter end, in exchange for aggregate net proceeds of approximately $200.9 million. (2) In addition to the $1,024.2 million of MGP OP Notes redeemed on March 19, 2024, redemption amount listed includes $25.8 million of the unexchanged original issue notes that remained outstanding following the closing of the MGP acquisition, which were redeemed on March 25, 2024. (3) Represents the contractual interest rates adjusted to account for the impact of forward-starting interest rate swaps. Refer to Note 8 – Derivatives within our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024. Forward Equity Offering Shares Sold Gross Offering Value Shares Settled Net Proceeds Received to Date Q3 2024 ATM Activity 1,996,483 $67.5 million - - Q1 2024 ATM Activity 9,662,116 $305.5 million - - Q4 2023 ATM Activity 13,194,739 $390.2 million 11,000,000(1) $316.1 million(1) Q3 2023 ATM Activity 7,843,352 $242.3 million 7,843,352 $238.7 million Equity Capital Markets Type of Debt Issuance / Funding or Redemption / Repayment Date Coupon Rate Effective Rate Gross Proceeds Received Redemption / Repayment Senior Unsecured Notes due 2024(2) March 19, 2024 5.625% 5.625% - $1,050.0 million Senior Unsecured Notes due 2034 March 18, 2024 5.750% 5.694%(3) $550.0 million - Senior Unsecured Notes due 2054 March 18, 2024 6.125% 6.125% $500.0 million - Debt Capital Markets

25Q3 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA GAMING EMBEDDED GROWTH PIPELINE The descriptions of the Put/Call Agreements and Right of First Refusal Agreements herein are presented as a summary of such agreements, which are or may be subject to additional terms and conditions as described in the applicable agreements. Put / Call Agreements Harrah’s Hoosier Park and Horseshoe Indianapolis: VICI has the right to call Harrah’s Hoosier Park and Horseshoe Indianapolis from Caesars at a 13.0x multiple (7.7% cap rate) of the initial annual rent of each facility in a sale leaseback transaction. Caesars has the right to put Harrah’s Hoosier Park and Horseshoe Indianapolis to VICI at a 12.5x multiple (8.0% cap rate) of the initial annual rent of each facility in a sale leaseback transaction. The put/call agreement can be exercised until December 31, 2024. In connection with its Q2 2024 earnings, VICI announced that it has elected not to exercise this call right. Right of First Refusal (“ROFR”) Agreements Las Vegas Strip Assets(1): VICI has a ROFR to acquire the land and real estate assets of each of the first two of certain specified Las Vegas Strip assets should the properties be sold by Caesars, whether pursuant to an OpCo/PropCo or a WholeCo sale. The first property subject to the ROFR will be one of: Flamingo Las Vegas, Horseshoe Las Vegas, Paris Las Vegas and Planet Hollywood Resort & Casino. The second property subject to the ROFR will be selected from one of the aforementioned four properties plus The LINQ Hotel & Casino. (1) Caesars does not have a contractual obligation to sell the properties subject to the ROFR Agreements and will make an independent financial decision regarding whether to trigger the ROFR agreements and VICI will make an independent financial decision whether to purchase the properties. (2) Subject to any consent required from Caesars’ applicable joint venture partners. Caesars Forum Convention Center: VICI has the right to call the Caesars Forum Convention Center from Caesars at a 13.0x multiple (7.7% cap rate) of the initial annual rent in a sale leaseback transaction between September 18, 2025 and December 31, 2028. Caesars has the right to put the Caesars Forum Convention Center to VICI at a 13.0x multiple (7.7% cap rate) of the initial annual rent in a sale leaseback transaction until December 31, 2024. Horseshoe Casino Baltimore(1)(2): VICI has a ROFR to enter into a sale leaseback transaction with respect to the land and real estate assets of Horseshoe Baltimore should the property be sold by Caesars. Caesars Virginia Development(1)(2): VICI has a ROFR to enter into a sale leaseback transaction with respect to the land and real estate assets associated with the development of a new casino resort in Danville, Virginia by Caesars and EBCI.

26Q3 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA OTHER EXPERIENTIAL EMBEDDED GROWTH PIPELINE The descriptions of the Call Agreements, Right of First Refusal Agreements, and Right of First Offer Agreements herein are presented as a summary of such agreements, which are or may be subject to additional terms and conditions as described in the applicable agreements. Canyon Ranch Lenox & Canyon Ranch Tucson: VICI has the right to call the real estate assets of each of Canyon Ranch Tucson and Canyon Ranch Lenox at pre-negotiated terms in a sale-leaseback transaction following stabilization, subject to certain conditions. If the call right(s) are exercised, Canyon Ranch would continue to operate the applicable wellness resort(s) subject to a long-term triple-net master lease with VICI. Call Right Agreements Longer Term Financing Partnerships Canyon Ranch Austin: VICI has the right to call the real estate assets of Canyon Ranch Austin at pre-negotiated terms in a sale-leaseback transaction for up to 24 months following stabilization, subject to certain conditions. If the call right is exercised, Canyon Ranch would continue to operate Canyon Ranch Austin subject to a long-term triple-net lease with VICI. Cabot Citrus Farms: VICI entered into a purchase and sale agreement, pursuant to which VICI will convert a portion of the Cabot Citrus Farms loan into the ownership of certain Cabot Citrus Farms real estate assets and simultaneously enter into a triple-net lease with Cabot that has an initial term of 25 years, with five 5-year tenant renewal options. Canyon Ranch: VICI entered into a right of first financing agreement pursuant to which VICI will have the first right, but not the obligation, to serve as the real estate capital financing partner for Canyon Ranch with respect to the acquisition, build-out and/or redevelopment of future greenfield and build-to- suit wellness resorts. Bowlero: VICI has a right of first offer to acquire the real estate assets of any current or future Bowlero asset should Bowlero elect to enter into a sale- leaseback transaction in the first 8 years of the lease term. Homefield KC and Margaritaville Resort: VICI has the option to call the real estate assets of the new Homefield Showcase Center, new Homefield Baseball Center, Homefield Sports and Training Complex – Olathe, and the Margaritaville Resort Kansas City, subject to certain conditions. If the call right is exercised, all of the properties, including the Margaritaville Resort, would be subject to a single long-term triple net master lease with VICI. Homefield: VICI entered into a right of first refusal agreement under which VICI has the right to acquire the real estate of any future Homefield properties in a sale-leaseback transaction if Homefield elects to monetize such assets. Cabot Highlands: In connection with VICI’s agreement in principle to provide additional financing for Cabot Highlands, VICI also agreed in principle to enter into a call right agreement to acquire a portion of the real estate assets upon stabilization of the resort, subject to negotiation of definitive documentation and other deal terms.

27Q3 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA ANALYST COVERAGE Firm Analyst Phone Email BNP Paribas Nate Crossett (646) 725-3716 Nate.crossett@us.bnpparibas.com BofA Securities Shaun Kelley (646) 855-1005 Shaun.kelley@bofa.com Capital One Securities Dan Guglielmo (202) 213-6408 Daniel.guglielmo@capitalone.com CBRE John DeCree (702) 691-3213 John.decree@cbre.com Citi Smedes Rose (212) 816-6243 Smedes.rose@citi.com Deutsche Bank Carlo Santarelli (212) 250‐5815 Carlo.santarelli@db.com Evercore ISI Jim Kammert (312) 705-4233 James.kammert@evercoreisi.com Goldman Sachs Caitlin Burrows (212) 902-4736 Caitlin.burrows@gs.com Green Street Advisors Chris Darling (949) 640-8780 Cdarling@greenstreet.com Jefferies David Katz (212) 323-3355 Dkatz@jefferies.com JMP Securities Mitch Germain (212) 906-3537 Mgermain@jmpsecurities.com J.P. Morgan Anthony Paolone (212) 622-6682 Anthony.paolone@jpmorgan.com Keybanc Todd Thomas (917) 368-2286 Tthomas@key.com Macquarie Capital Chad Beynon (212) 231-2634 Chad.beynon@macquarie.com Mizuho Securities Haendel St. Juste (212) 205-7860 Haendel.st.juste@mizuhogroup.com Morgan Stanley Ronald Kamdem (212) 296-8319 Ronald.kamdem@morganstanley.com Raymond James RJ Milligan (727) 567-2585 Rjmilligan@raymondjames.com Robert W. Baird Wesley Golladay (216) 737-7510 Wgolladay@rwbaird.com Scotiabank Greg McGinniss (212) 225-6906 Greg.mcginniss@scotiabank.com Stifel Nicolaus Simon Yarmak (443) 224‐1345 Yarmaks@stifel.com Truist Securities Barry Jonas (212) 590-0998 Barry.jonas@truist.com Wedbush Rich Anderson (212) 938-9949 Richard.anderson@wedbush.com Wells Fargo John Kilichowski (212) 214-5311 John.kilichowski@wellsfargo.com Wolfe Research Andrew Rosivach (646) 582-9250 Arosivach@wolferesearch.com Firm Analyst Phone Email BofA Securities James Kayler (646) 855-9223 James.f.kayler@bofa.com CBRE Colin Mansfield (702) 932-3812 Colin.mansfield@cbre.com Deutsche Bank Luis Chinchilla (212) 250-9980 Luis.chinchilla@db.com J.P. Morgan Mark Streeter (212) 834-5086 Mark.streeter@jpmorgan.com Wells Fargo Kevin McClure (704) 410-1100 Kevin.mcclure@wellsfargo.com Covering Fixed Income Analysts Covering Equity Analysts

28Q3 2024 SUPPLEMENTAL FINANCIAL & OPERATING DATA DEFINITIONS OF NON-GAAP FINANCIAL MEASURES FFO is a non-GAAP financial measure that is considered a supplemental measure for the real estate industry and a supplement to GAAP measures. Consistent with the definition used by The National Association of Real Estate Investment Trusts (Nareit), we define FFO as net income (or loss) attributable to common stockholders (computed in accordance with GAAP) excluding (i) gains (or losses) from sales of certain real estate assets, (ii) depreciation and amortization related to real estate, (iii) gains and losses from change in control, (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity and (v) our proportionate share of such adjustments from our investment in unconsolidated affiliate. AFFO is a non-GAAP financial measure that we use as a supplemental operating measure to evaluate our performance. We calculate AFFO by adding or subtracting from FFO non-cash leasing and financing adjustments, non-cash change in allowance for credit losses, non-cash stock-based compensation expense, transaction costs incurred in connection with the acquisition of real estate investments, amortization of debt issuance costs and original issue discount, other non-cash interest expense, non-real estate depreciation (which is comprised of the depreciation related to our golf course operations), capital expenditures (which are comprised of additions to property, plant and equipment related to our golf course operations), impairment charges related to non-depreciable real estate, gains (or losses) on debt extinguishment and interest rate swap settlements, other (losses) gains, deferred income tax benefits and expenses, other non-recurring non-cash transactions, our proportionate share of non-cash adjustments from our investment in unconsolidated affiliate (including the amortization of any basis differences) with respect to certain of the foregoing and non- cash adjustments attributable to non-controlling interest with respect to certain of the foregoing. We calculate Adjusted EBITDA by adding or subtracting from AFFO contractual interest expense (including the impact of the forward-starting interest rate swaps and treasury locks) and interest income (collectively, interest expense, net), income tax expense and our proportionate share of such adjustments from our investment in unconsolidated affiliate. These non-GAAP financial measures: (i) do not represent cash flow from operations as defined by GAAP; (ii) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (iii) are not alternatives to cash flow as a measure of liquidity. In addition, these measures should not be viewed as measures of liquidity, nor do they measure our ability to fund all of our cash needs, including our ability to make cash distributions to our stockholders, to fund capital improvements, or to make interest payments on our indebtedness. Investors are also cautioned that FFO, FFO per share, AFFO, AFFO per share and Adjusted EBITDA, as presented, may not be comparable to similarly titled measures reported by other real estate companies, including REITs, due to the fact that not all real estate companies use the same definitions. Our presentation of these measures does not replace the presentation of our financial results in accordance with GAAP.